UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Finance Company of Pennsylvania

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The Finance Company of Pennsylvania

400 MARKET STREET, SUITE 425
PHILADELPHIA, PENNSYLVANIA 19106
TELEPHONE: 215-351-4778

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 22, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Finance Company of Pennsylvania, a Pennsylvania corporation, will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Wednesday, April 22, 2009 at 10:30 A.M., Local Time, for the following purposes:

Proposal 1.	To elect two directors to hold office for a term of three years and until their successors are duly elected and qualified.

Proposal 2.	To transact such other business as may properly come before the Meeting or any adjournment thereof; all as set forth in the Proxy Statement accompanying this Notice.

The stock transfer books of the Company will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on February 27, 2009, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the Meeting.

By order of the Board of Directors,

Doranne H. Case
Assistant Secretary/Treasurer
Dated: March 6, 2009

If you do not expect to be present at the Meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed stamped envelope. It is important that Proxies be returned promptly.

The Finance Company of Pennsylvania

400 MARKET STREET, SUITE 425
PHILADELPHIA, PENNSYLVANIA 19106
TELEPHONE: 215-351-4778

PROXY STATEMENT

for the

Annual Meeting of Stockholders, April 22, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 22, 2009. The Notice of the Annual Meeting and this Proxy Statement are available at http://materials.proxyvote.com/317369.

INTRODUCTION

Purpose.  We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of the Finance Company of Pennsylvania (the “Company”) for use at its Annual Meeting of Stockholders. The Meeting will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner Sixth and Chestnut Streets, Philadelphia, Pennsylvania 19106, on April 22, 2009 at 10:30 a.m., Local Time. We first sent this Proxy Statement, the notice of the Meeting and the enclosed form of Proxy to shareholders on or about March 6, 2009. Shareholders are invited to attend the Meeting and vote in-person. Any shareholder who does not expect to attend the Meeting is urged to execute and return the enclosed form of Proxy following the instructions set forth herein.

Annual Report.  We will furnish, without charge, a copy of the Company’s most recent annual report to any stockholder upon written request to Doranne H. Case at the Company’s address or by calling the Company at the telephone number at the top of this page. You may call collect if making a telephone request.

Proxy Instructions.  If you execute and return the enclosed form of Proxy, the shares represented by it will be voted, unless otherwise directed, on all matters that properly come before the Meeting for a vote. If you specify on the Proxy, your shares will be voted in accordance with those instructions. If you give no instruction on the Proxy, the shares represented by the Proxy will be voted in accordance with the recommendation of the Board of Directors.

Quorum.  In order to act upon the proposal, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. A quorum is constituted by the presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company entitled to vote.

Abstentions, Withheld Votes and Broker Non-Votes.  Proxies marked as abstaining (including proxies containing broker non-votes) will be counted as present for purposes of establishing a quorum. In certain cases where a stockholder fails to return a proxy card for shares of Common Stock held in brokerage accounts, a broker is permitted to submit the proxy card on behalf of the stockholder to cast votes for or against certain proposals generally as determined under the rules of the New York Stock Exchange. A broker non-vote occurs when a broker is prohibited by law from exercising discretionary authority on behalf of the stockholder to vote for or against a proposal. Pursuant to Pennsylvania law, the terms “voting” or “casting a vote” do not include either the act of abstaining or failing to vote. Thus, abstentions and broker non-votes are not counted either in the tally of votes “for” or “against” a director nominee. A “withheld” vote is the equivalent of an abstention.

Revocation.  You may revoke the Proxy at any time prior to it being voted at the Annual Meeting by notice of revocation given to the Company at or before the Meeting, by the execution of a later-dated Proxy or by voting at the Meeting.

Cumulative Voting.  As of February 27, 2009, the Company had outstanding 46,225 shares of Common Stock, each share being entitled to one vote except in the case of election of directors in which event shares may be voted cumulatively, when applicable. Under cumulative voting, a stockholder’s total vote (which is the total number of shares held multiplied by the number of each class of directors to be elected) may be cast entirely for one nominee or split between both nominees. To vote cumulatively, you must write the words “cumulate for” followed by the name of the nominee or nominees selected on the line provided under Proposal 1 of the Proxy. The Board of Directors is also soliciting discretionary authority to cumulate votes.

Record Date.  The close of business on February 27, 2009 has been fixed as the record date for the determination of your right to receive notice of, and to vote at, the Meeting.

Required Vote.  To approve Proposal 1, a majority vote of the shares of the Company represented at the meeting, in person or by proxy, is required to elect a nominee a Director of the Company.

Any stockholder wishing to present a proposal, including a nomination of a director, to the Company’s Board of Directors for its consideration of whether to include such proposal on the agenda of the Annual Meeting of Stockholders on April 21, 2010, must submit the proposal to the Company, at 400 Market Street, Suite 425, Philadelphia, Pennsylvania 19106. The Company must receive the proposal by November 6, 2009. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Company’s proxy statement.

Stockholders wishing to submit written communications to the Board or an individual Director should send their communications to the attention of such Director or the Board at the Company’s address. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is divided into three classes whose members respectively hold office for terms of three years. Two of the classes have two members and the other has one member. The terms of the members of one class expire each year. A class with two members is standing for election at the 2009 Annual Meeting. The board of directors recommends the reelection of Shaun F. O’Malley and Jonathan D. Scott for three year terms ending 2012.

It is the intention of the persons named in the enclosed Proxy to vote as directed by stockholders for the election of Messrs. O’Malley and Scott, who have consented to serve if elected. Should they become unable to accept nomination or election (which the management does not expect), it is the intention of the persons named as proxies in the enclosed Proxy to vote for the election of such other person as the management may recommend. Information regarding Mr. O’Malley, Mr. Scott and the other directors (including those who are executive officers of the Company) follows:

				Number of
	Expiration			Portfolios In
	of Term of			Fund
Name, Address[1],	Office and			Complex
Position(s) Held with	Length of	Principal Occupation(s)	Other Directorships Held	Overseen By
the Company, and Age	Time Served	During Past 5 Years	by Director	Director

Interested Directors[2]

Charles E. Mather III Director and President Age: 74	2011 28 years	President and Director of Mather & Co., with which he has been associated for more than five years	Director of Penn Series Funds, Inc., a registered investment company consisting of 29 portfolios.	1

Herbert S. Riband, Jr. Director and Treasurer Age: 72	2010 15 years	Of counsel to the law firm of Saul, Ewing LLP	Director of Pennsylvania Warehousing and Safe Deposit Company	1

Non-Interested Directors

Jonathan D. Scott Director Age: 56	2009 19 years	Partner, Veritable, L.P. (investment consulting firm). Formerly, Senior Vice President, PNC Bank Corp.	None	1

Shaun F. O’Malley Director Age: 73	2009 13 years	Retired. Formerly, Chairman, Price Waterhouse World Organization.	Director of The Philadelphia Contributionship and PolyMedix, Inc.	1

Number of
	Expiration			Portfolios In
	of Term of			Fund
Name, Address[1],	Office and			Complex
Position(s) Held with	Length of	Principal Occupation(s)	Other Directorships Held	Overseen By
the Company, and Age	Time Served	During Past 5 Years	by Director	Director

Peter Bedell Director Age: 71	2010 5 years	Executive Vice-President, Burke Lawton Brewer & Burke (investment adviser) since September, 2008. Formerly, Chairman Emeritus, Walnut Asset Management (investment adviser) and Rutherford Brown & Catherwood, LLC (investment adviser)	None	1
1. The address of all Directors is 400 Market Street, Suite 425, Philadelphia, PA 19106.

2. The interested directors are classified as such because they are executive officers of the Company.

Dollar Range
of Shares
Beneficially
Name and Position	Owned[1,2]
Interested Directors
Charles E. Mather III	Over
Director and President	$100,000
Herbert S. Riband, Jr. Director and Treasurer	$10,001- 50,000
Non-Interested Directors
Jonathan D. Scott Director	None
Shaun F. O’Malley Director	$10,001- 50,000
Peter Bedell Director	$10,001- 50,000
1. For purposes of this Proxy Statement beneficial ownership of shares is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the shares, regardless of any economic interest therein.

2. As of December 31, 2008.

During 2008, all directors attended more than 75 percent of the eleven meetings of the Board, and all Directors attended last year’s annual meeting. The Company does not have a policy with respect to the Directors’ attendance at meetings, but as a matter of practice all of the Directors attend the Company’s Board meetings (in person or by telephone) to the extent possible.

The Board has two standing committees: Executive Committee and Audit Committee. The Executive Committee, composed of Messrs. Mather and Riband, meets only under unusual circumstances when the full Board cannot meet, and its authority is thereby limited. The Audit Committee is currently composed of Messrs. Scott, Bedell and O’Malley, each a non-interested director of the Company. This Committee is responsible principally for recommending the Company’s independent accountants, reviewing the adequacy of the Company’s internal accounting controls and reviewing auditing fees. This Committee also is responsible for nominating each year the officers and directors of the Company. This Committee’s charter has been included as Appendix A to this proxy statement. During the fiscal year ended December 31, 2008, the Executive Committee met once and the Audit Committee met twice. All members of the committees attended each meeting.

The following table sets forth the number of shares of Common Stock of the Company beneficially owned by all present directors and executive officers of the Company as a group, as of February 27, 2009:

	Shares
Title of Class	Beneficially Owned	Percent of Class
Common	150	0.3%

REMUNERATION

The Company pays each Director who is not a salaried officer an annual fee and a fee for each meeting of the Board and each meeting of the Executive Committee and Audit Committee actually attended. Aggregate remuneration for all officers and directors as a group (7 persons) during the year was $224,200, including $63,200 paid to directors who were not salaried officers of the Company. The Company rented office space from Mr. Mather’s employer, Mather & Co., for an annual rent of $14,483. The Board, with Mr. Mather abstaining, approved such rental payments as being in the Company’s best interests.

The aggregate compensation paid by the Company to each of its directors and executive officers who have aggregate compensation in excess of $60,000 for the fiscal year ended December 31, 2008 is set forth in the table below. None of the Company’s directors is a director of any other investment company in a “fund complex” with the Company (that is, an investment company that receives investment advisory services from the Company’s investment adviser or any affiliated person of the Company’s investment adviser, and holds itself out to investors as related to the Company). No officer or director is entitled to any benefits upon retirement from the Company, and thus no benefits have been accrued for any of the following persons during the fiscal year:

	Aggregate Compensation
Name and Position	from the Company

Interested Directors
Charles E. Mather III Director and President	$83,300	*
Herbert S. Riband, Jr. Director and Treasurer	$15,200
Non-Interested Directors
Jonathan D. Scott Director	$16,000
Shaun F. O’Malley Director	$16,000
Peter Bedell Director	$16,000

*	Mr. Mather receives no compensation for serving as director of the Company.

The Directors unanimously recommend that shareholders vote “For” the nominees listed under proposal 1.

CERTAIN STOCKHOLDERS

As of February 27, 2009, the following stockholders were owners, having voting and investment power, or sharing voting and investment power, of more than 5% of the capital stock of the Company:

	Name and Address
Title of	of Beneficial
Class	Owner	No. of Shares	Percent of Class

Common	PNC Bank, sole trustee of various trusts, 620 Liberty Ave., Pittsburgh, PA 15222	28,936	62.59%

Common	PNC Bank, as co-trustee or adviser/agent of other accounts, 620 Liberty Ave., Pittsburgh, PA 15222	2,590	5.60%

While PNC Bank has the power to vote over 25% of the Company’s outstanding shares and this falls within the definition of “control person,” it may exercise the voting power only as a fiduciary to the many individual trusts of which it is trustee or co-trustee. Accordingly, the Company does not believe PNC Bank is actually a controlling person.

THE COMPANY’S AUDITORS

The firm of Deloitte & Touche, LLP has been the Company’s auditors for a number of years. At its regular meeting on January 22, 2009, the Board of Directors of the Company, including a majority of those directors who are not interested persons of the Company, once again selected this firm of independent, certified public accountants as auditors of the Company with respect to its operations for the period April 22, 2009 to the annual meeting in 2010.

Representatives of Deloitte & Touche, LLP will be present at the Meeting to have the opportunity to make a statement if they so desire, and to be available to respond to appropriate questions.

Audit Fees.  The following are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements:

2008: $58,600	2007: $59,000

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Company’s financial statements and are not reported under Audit Fees above.

Tax Fees.  The following are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2008: $17,147	2007: $27,000

Nature of these services: Preparation of tax returns, tax compliance fees.

All Other Fees.

2008: $2,100	2007: $14,700

Nature of these services: assistance with preparation of N-SAR; research and discussions, memoranda re various matters impacting the Company.

Non-Audit Fees.  The following are the aggregate non-audit fees billed in each of the last two fiscal years by the Company’s principal accountant for services rendered to the Company, to the Company’s investment advisers, and to any entity controlling, controlled by, or under common control with the Company’s investment advisers that provides ongoing services to the Company.

2008: $00	2007: $00

Audit Committee Pre-Approval Policies and Procedures.  As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by Deloitte and Touche, LLP must be directly pre-approved by the Audit Committee.

Board Consideration of Non-Audit Services.  During the past fiscal year, there were no non-audit services provided by the Company’s principal accountant to either the Company’s investment advisers or to any entity controlling, controlled by, or under common control with the Company’s investment advisers that provides ongoing services to the Company.

THE COMPANY’S INVESTMENT ADVISERS

Cooke & Bieler, LLP, 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103, serves as an investment adviser (without investment discretion) to the Company.

Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, serves as the investment adviser to the portion of the Company’s assets devoted to fixed-income securities and investments.

OTHER MATTERS

The management knows of no other matters which are likely to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting (including the filling of any unexpected vacancies in the Board), the persons named in the enclosed Proxy, or their substitutes, will vote said Proxy in accordance with their judgment on such matters.

EXPENSES

The cost of preparing and mailing this Proxy Statement and the accompanying Notice of Annual Meeting and Proxy, and any additional material relating to the Meeting, and the cost of soliciting Proxies (estimated to be $3,800.00), will be borne by the Company.

By Order of the Board of Directors

Doranne H. Case

Dated: March 6, 2009	Assistant Secretary/Treasurer

It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed stamped return envelope.

APPENDIX A

AUDIT COMMITTEE CHARTER

Pursuant to Section 1731 of the Pennsylvania Business Corporation Law, the Board of Directors (the “Directors”) of The Finance Company of Pennsylvania (the “Company”) hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Company. The Directors have also authorized this Committee to take responsibility for nominating officers and directors of the Company. The Directors further adopt the following as the governing principles of the Committee.

Membership

The Committee shall consist of at least two, but not more than three members, each of whom is a “disinterested director” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”). The Committee shall elect from its own members a Chair, who shall preside over each meeting of the Committee.

Principal Responsibilities

•	The principal responsibilities of the Committee shall include:

•	Recommending which firm to engage as the Company’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•	Reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence.

•	Serving as a channel of communication between the independent auditor and the Directors.

•	Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Company that are material to the Company as a whole, if any, and management’s responses to any such reports.

•	Reviewing the Company’s audited financial statements and considering any significant disputes between the Company’s management and the independent auditor that arose in connection with the preparation of those financial statements. In addition, the Committee should review any unusual circumstances reflected in the Company’s financial statements.

•	Considering, in consultation with the independent auditors and the Company’s senior internal accounting executive, if any, the independent auditors’ report on the adequacy of the Company’s internal financial controls.

•	Reviewing in consultation with the Company’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Company’s financial statements.

•	Reviewing the procedures employed by the Company in preparing published financial statements and related management commentaries.

Recommendation of Independent Auditors

In connection with the selection of the Company’s independent auditors, the Committee shall consider the auditors’: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Company’s internal control system, the basis for determining their fees, and management’s attitude toward the firm.

Internal Controls

The Committee shall periodically review the internal controls of, and other procedures adopted by, the Company, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Company’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including The Pennsylvania Warehousing and Safe Deposit Company); (iii) the pricing services used by the Company; and (iv) the liquidity of other restricted securities held by the Company.

A-1

Nominations of Officers and Directors

The Committee shall have the responsibility for nominating each year the Company’s officers for election by the whole Board and the Company’s directors for election by the shareholders. The Committee shall make a report on its nominations to the whole Board at its January meeting.

Meetings

The Committee shall have at least two meetings a year.

A-2

THE FINANCE COMPANY OF PENNSYLVANIA
Proxy for Annual Meeting of Stockholders, April 22, 2009

The undersigned hereby appoints Herbert S. Riband, Jr. and Peter Bedell or either one of them, acting singly in the absence of the other, with full power of substitution, the Proxy or Proxies of the undersigned to attend the Annual Meeting of Stockholders to be held in the Independence Room of the Downtown Club, Public Ledger Building, 11th floor S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Wednesday, April 22, 2009 at 10:30 A.M., local time, or any adjournments thereof, and, with all powers the undersigned would possess if present, to vote upon the following matters:

PROPOSAL I. ELECTION OF TWO DIRECTORS:
☐ FOR ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW	☐ FOR ALL NOMINEES LISTED BELOW EXCEPT

(Instruction: To withhold authority to vote for any individual nominee, mark the box “FOR ALL NOMINEES LISTED BELOW EXCEPT” and strike a line through the nominee’s name below)
(Instruction: To cumulate votes, write the name of the nominee in the space provided below followed by “Cumulate For”)

NOMINEES: SHAUN F. O’MALLEY AND JONATHAN D. SCOTT

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Said Proxies will vote this Proxy in the manner directed herein by the undersigned stockholder. If no direction is given, the Proxy will be voted in accordance with the recommendation of the Board of Directors. As to any other matter properly coming before the Meeting, said Proxies will vote this Proxy in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of said Annual Meeting of Stockholders and the related Proxy Statement.

    Shares

Dated:	, 2009

(Signature)
(Signature should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.)

PLEASE COMPLETE, DATE,
SIGN AND RETURN PROMPTLY

This Proxy is solicited on behalf of the Board of Directors